                                                                    EXHIBIT 10.6



                                LEASE AGREEMENT
                                ---------------




                                   LANDLORD
                                   --------


                               DONALD J. DEVINE
                                 1375 Fairlane
                           Ann Arbor, Michigan 48104




                                    TENANT
                                    ------


                            VIEW ENGINEERING, INC.
                            1650 N. Voyager Avenue
                         Simi Valley, California 93063


                               BUILDING LOCATION
                               -----------------

                              4420 Varsity Drive
                         Pittsfield Township, Michigan

                                LEASE AGREEMENT

        THIS LEASE, dated July 31, 1996, is between DONALD J. DEVINE, as the Trustee under the DONALD J. DEVINE TRUST AGREEMENT dated January 30, 1987, as amended, whose address is 1375 Fairlane, Ann Arbor, Michigan (the "Landlord") and VIEW ENGINEERING, INC., a California corporation whose address is 1650 N. Voyager Avenue, Simi Valley, California 93063 (the "Tenant") and confirms the terms and conditions upon which the Tenant will lease and occupy the approximately 15,527 square foot office building located at 4420 Varsity Drive, Ann Arbor, Michigan (the "Building"), situated on the land legally described as Lots 16 and 17 of the Ann Arbor Commence Park (the "Land").


                                  WITNESSETH:

        In consideration of the agreements of the parties as herein contained, Landlord and Tenant agree as follows:

        1.   TERM.  The term of this Lease (the "Term") shall be as follows:
             ----

             (a)  Initial Term.  The initial term of this Lease (the "Initial
                  ------------
        Term") shall be for a period commencing on July 31, 1996 (the "Commencement Date") and ending on August 31, 2001.

             (b)  Renewal Terms.  The Tenant shall have the option, exercisable
                  -------------
        by delivery of written notice to the Landlord not later than November 30, 2000, to extend this Lease for an additional term (the "First Renewal Term") of three (3) years, commencing on September 1, 2001 and ending August 31, 2004. If the Tenant exercised the option to extend this Lease for the First Renewal Term, then the Tenant shall have the further option, exercisable by delivery of written notice to the Landlord not later than November 30, 2003, to extend this Lease for a further additional term (the "Second Renewal Term") of three (3) years, commencing September 1, 2004 and ending August 31, 2007. The right of the Tenant to exercise the option for the First Renewal Term and, if applicable, the Second Renewal Term (collectively, the "Renewal Terms") shall be subject to and conditioned upon the Tenant being in full compliance with all terms and conditions of this Lease as of the date of delivery of the written notice to the Landlord exercising that option and as of the day immediately preceding the first day of that Renewal Term. Time shall be of the essence in the exercise by the Tenant of this option to renew.


        2.   BASE RENT.  Tenant shall pay to Landlord a base rent (the "Base
             ---------
Rent") for the Building and the Land (collectively, the "Leased Premises") in accordance with the following:

             (a)  Initial Term.  The Base Rent for the Initial Term shall be in
                  ------------
        the following amounts for the following periods:

                 (i) For the period beginning on the Commencement Date and ending on September 30, 1996 the Base Rent shall be $0.00.

                 (ii) For the 23 month period beginning October 1, 1996 and ending August 31, 1998, the Base Rent shall be $238,080.59, payable in monthly installments of $10,351.33 each.

                 (iii) For the 36 month period beginning September 1, 1998 and ending on August 31, 2001, the Base Rent shall be $395,938.44, payable in monthly installments of $10,998.29 each.

             (b)  Renewal Terms.  If the Tenant extends this Lease pursuant to
        Section 1(b), then the Base Rent for each 12 month period beginning on September 1st during each Renewal Term, commencing with the 12 month period beginning September 1, 2001, shall be $131,979.48, increased (but not decreased) to account for changes in the Consumer Price Index from June of 1998 to the June immediately preceding the 12 month period for which the computation is being made. The Base Rent for each such 12 month period will be payable in equal monthly installments. For such purposes, the Consumer Price Index will mean "Consumer Price Index-All Items", as compiled and published by the United States Department of
        Labor: Bureau of Labor Statistics (the "CPI"). In computing the adjustment, the base amount of $131,979.48 shall be multiplied by a fraction, the numerator which will be the CPI for the June immediately preceding the 12 month period from which the computation is being made and the denominator shall be the CPI for June of 1998.

The Base Rent shall be paid in advance on the first day of each month, commencing October 1, 1996 and continuing thereafter during the continuance of this Lease.

        3.   ADDITIONAL RENT.  Tenant shall pay to Landlord additional rent
             ---------------
(the "Additional Rent") for the Leased Premises in accordance with the following:

             (a)  Taxes And Assessments.  The Tenant shall reimburse the
                  ---------------------
        Landlord for all taxes, assessments and other governmental impositions (collectively, the "Governmental Charges") which are assessed against and become due and payable with respect to the Leased Premises to the extent allocable to the Initial Term and, if applicable, the Renewal Terms (collectively, the "Term"), prorated on a "due date basis" (ie. each Governmental Charge will be deemed allocable to the 12 month period beginning on the due date for payment of that Governmental Charge). On or before the Commencement Date, the Landlord will invoice the Tenant for the Governmental Charges prepaid by the Landlord as of the Commencement Date. Promptly following the receipt of each tax bill during the

        Term of this Lease, the Landlord will invoice the Tenant for the Governmental Charges included in that tax bill (subject to proration for the last year of the Term of the Lease). The Landlord shall attach to each such invoice a copy of the tax bills(s) giving rise to that invoice and, where applicable, a computation of the portion of those Governmental Charges allocable to the Term of this Lease. The Tenant shall pay each invoice in full within 30 days after the date of Tenant's receipt of that invoice.

             (b)  Premises Insurance.  The Tenant shall reimburse the Landlord
                  ------------------
        for all premiums payable for insurance against damage to or destruction of the Building to the extent allocable to the Term of this Lease, prorated on the basis of the coverage periods to which such premiums apply. Such insurance shall be for the full replacement cost of the Building and provide coverage against "all risks", with such coverages on terms and conditions reasonably established by the Landlord. On or before the Commencement Date, the Landlord will invoice the Tenant for any prepaid premiums as of the Commencement Date. Promptly following receipt of each premium notice during the Term of this Lease, the Landlord will invoice the Tenant for the premiums included in that notice. The Landlord shall attach to each such invoice a copy of the premium notice giving rise to that invoice together with, if applicable, a computation of the portion of that premium allocable to the Term of this Lease. The Tenant shall pay each invoice in full within 30 days after the date of Tenant's receipt of that invoice.

             (c)  Liability Insurance.  The Tenant shall secure and maintain in
                  -------------------
        full force and effect insurance against bodily injury and property damage with a combined single occurrence limit of not less than $2,000,000.00, with the Tenant as the "primary insured" and with the Landlord, and, if applicable, the Landlord's mortgage financing source, as "additional insureds". All such insurance will be equivalent to coverage offered by a commercial comprehensive general liability form, including, without limitation, personal injury, products and completed operations, broad form property damage and contractual liability coverage. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord and any others specified by Landlord as additional insureds, will be delivered to Landlord prior to Tenant's occupancy of the Premises and from time to time at least ten
        (10) days prior to the expiration of the term of each such policy. All commercial general liability or comparable policies maintained by tenant will name Landlord and such other persons or firms as Landlord specifies from time to time as additional insureds, entitling them to recover under such policies for any loss sustained by them, their agents, and employees, including those losses sustained as a result of the negligent acts or omissions of tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced except after thirty (30) days' prior written notice to Landlord. All commercial general liability insurance policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

        4.   SECURITY DEPOSIT.  Landlord acknowledges receipt of a security
             ----------------
deposit by Tenant in the amount of $20,702.66 (the "Security Deposit"), which shall be retained by Landlord as security for the faithful performance by Tenant of all of the covenants, conditions and agreements of this Lease. If Tenant is in default, Landlord, at its sole discretion, may use this Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for any damage sustained by Landlord as a result of Tenant's default, but in no event shall the Landlord be obliged to so use this Security Deposit. Tenant shall immediately on demand pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord as provided in this Section so as to maintain the Security Deposit in the sum initially deposited with Landlord. Landlord's right to possession of the Leased Premises for the nonpayment of Rent or for any other reason shall not in any event be affected by reason of the fact that Landlord holds this Security Deposit. The Security Deposit, if not applied toward the payment of damages suffered by Landlord by reason of Tenant's breach of the covenants, conditions and agreements of this Lease, shall be returned to Tenant at the expiration or termination of this Lease, but in no event is the Security Deposit to be returned until Tenant has vacated the Leased Premises and delivered possession to Landlord, including the delivery to Landlord of all keys to the premises. Landlord may maintain the Security Deposit separate and apart from Landlord's general funds or may commingle the Security Deposit with Landlord's general or other funds.

        5.   USE AND OCCUPANCY.  During the Term of this Lease, the Tenant shall
             -----------------
have the exclusive right to occupy and use the Leased Premises, subject only to the following exceptions: (a) the Landlord reserves the right to continue to occupy the accounting offices in the Building until August 31, 1996 and (b) the Landlord reserves the right at any time during the Term of the Lease to remove a portion of the Land from the Leased Premises (for purposes of an independent sale of that removed portion, the development of another building on that removed portion or otherwise) without any adjustment to the Base Rent provided that such removal does not materially interfere with the Tenant's access to or use of the Building and provided that, upon such removal, the Tenant will be relieved of any future responsibility for Additional Rent pertaining to the removed portion of the Land. The Leased Premises shall be used by the Tenant for light manufacturing and administrative operations and shall not be used by the Tenant or any other party for any other purposes unless with the prior written consent of the Landlord. The Tenant, in its use and occupancy, shall keep the Leased Premises in a sanitary and safe condition in accordance with the laws of the State of Michigan, and in accordance with all rules and regulations of the health office, fire marshal, building inspector or other proper officers of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant. The Tenant, in its use and occupancy of the Leased Premises, shall comply with all applicable statutes and ordinances pertaining to the Leased Premises. Tenant shall not, at any time or for any reason, generate, store, handle or otherwise permit any hazardous materials to be located within the Leased Premises. (For such purposes, the term "hazardous materials" means any toxic or other hazardous waste or substance which is regulated by any federal, state or local law pertaining to the preservation of the environment and the regulation of environmental contamination.) Tenant shall permit no waste, disturbance, or nuisance upon or damage or injury to the Leased Premises, and at the expiration of the tenancy created hereunder Tenant shall surrender the Leased Premises in as good condition and repair as they were at the time Tenant took possession, reasonable wear and tear, loss by fire or other insured casualty or act of God excepted.

        6.   REPAIRS AND MAINTENANCE.
             -----------------------

             (a)  Landlord's Obligation.  Landlord shall be responsible for all
                  ---------------------
        necessary maintenance, repairs and replacements to roof, exterior walls and foundation of the Building except for such maintenance, repairs and replacements required as a result of the act, neglect or default of the Tenant or its agents, servants and employees.

             (b)  Tenant's Obligation.  Except as provided in Section 6(a), the
                  -------------------
        Tenant shall be responsible for all necessary maintenance, repairs or replacements to the Leased Premises, whether capital or non-capital in nature, including, without limitation, the maintenance and repair of all interior improvements to the Building and all doors, windows, plate glass, exterior signs and canopies servicing the Building, the maintenance, repair and replacement of all electrical, plumbing, HVAC and sprinkler systems servicing the Leased Premises, the maintenance and care of all lawns and landscaping on the Leased Premises, the maintenance, repair and replacement of all parking areas, sidewalks and driveways servicing the Leased Premises (including snow removal, sweeping, coating, striping, etc.). All such maintenance, repairs or replacements shall be made with materials of a quality equal to or better than the existing materials incorporated into the Leased Premises. If the Tenant fails to make any necessary maintenance, repair or replacement as herein provided within thirty (30) days (or such shorter interval as may be reasonably specified by the Landlord), after notice by the Landlord of the need therefor, Landlord may, at its option, in addition to all of the remedies otherwise set forth herein, cause such repairs or replacements to be made, which cost, together with ten percent (10%) of the amount of such cost to compensate Landlord for his efforts, shall be due and payable to Landlord by Tenant immediately upon demand and shall constitute Additional Rent hereunder.

        7.   UTILITIES AND SERVICES.  The Tenant shall be responsible for the
             ----------------------
payment of all charges for all utilities services provided to the Leased Premises during the term of this Lease. The Landlord and the Tenant will notify each utilities provider that all billings for such utilities charges shall be invoiced to the Tenant effective as of the Commencement Date. If and as applicable, charges for utilities shall be prorated between the Landlord and the Tenant as of the Commencement Date based upon the billing periods applicable to those charges. Landlord shall not be liable in any way for interruption or failure of any such services from any cause whatsoever and any such interruption or failure shall not be deemed an eviction of the Tenant or relieve the Tenant form any obligations under this Lease unless such interruption or failure of services is due to the negligence or misconduct of Landlord, its employees or agents.

        8.   LEASEHOLD IMPROVEMENTS.
             ----------------------

             (a)  No Landlord Improvements.  Tenant acknowledges that the
                  ------------------------
        Landlord has made no commitment to make any improvements to the Leased Premises. The Tenant has inspected the Leased Premises and the Tenant has agreed to accept the Leased Premises in their present condition.

             (b)  Tenant Improvements.  Landlord acknowledges that the Tenant
                  -------------------
        intends to make improvements to the Leased Premises and agrees to give its consent to such improvements provided that those improvements are limited exclusively to the interior of the Building, do not affect the structure of the Building or the outer walls or roof of the Building and are of a quality and nature which is equivalent to and compatible with the existing interior improvements to the Building. The Tenant agrees, prior to implementing any such improvements, to provide detailed plans and specifications for such improvements and to secure the Landlord's written consent to such improvements. The Landlord agrees not to unreasonably withhold or delay his consent. Unless otherwise agreed in writing by the Landlord and the Tenant, all such improvements shall, upon installation, immediately become the property of the Landlord and, upon termination of this Lease, shall remain upon and be surrendered with the Leased Premises; provided, however, the Landlord may designate by written notice to Tenant those improvements which shall be removed by Tenant at the termination of this Lease and Tenant shall promptly remove the same and repair any damage to the Leased Premises caused by such removal. The Tenant shall be responsible for obtaining all required permits and for complying with all building code and other legal requirements applicable to the improvements. The Tenant shall pay when due all costs for labor and materials utilizing in installing such improvements. Tenant shall, at all times, keep the Leased Premises free from any and all liens arising out of any work performed, materials furnished, or obligations incurred, by or on behalf of Tenant. If any mechanics or other lien is placed on all or any part of the Leased Premises by reason of any work performed for, materials furnished to, or obligations incurred by Tenant, or claimed to have been performed for, furnished to, or incurred by Tenant, and if Tenant fails to remove such mechanics lien or other lien of record within ten (10) days after the filing thereof, then Tenant shall be in default under this Lease, and Landlord may, but shall not be required or expected to, remove such mechanics lien or other lien of record by bond, by payment or other means, which cost, together with ten percent (10%) of the amount of such cost to compensate Landlord for his efforts, shall be due and payable to Landlord by Tenant immediately upon demand and shall constitute Additional Rent hereunder.

        9.   ASSIGNMENT/SUBLEASING/ENCUMBRANCES.
             ----------------------------------

             (a)  Tenant's Rights.  The Tenant shall not assign all or any of
                  --------------
        it rights under this Lease or sublet all or any portion of the Leased Premises unless with the prior written consent of the Landlord. The Tenant shall not assign its rights under this Lease for collateral purposes or otherwise encumber its rights under this Lease or its rights with respect to the Leased Premises unless with the prior written consent of the Landlord. The consent of the Landlord under this Section 9(a) shall not be unreasonably withheld or delayed.

             (b)  Landlord's Rights.  The Landlord may assign its rights under
                  -----------------
        this Lease only if (i) prior written notice is delivered to the Tenant of such assignment and (ii) the Assignee acknowledges and agrees to be bound by the terms and conditions of this Lease. The Landlord may assign its rights under this Lease for collateral purposes and may mortgage or otherwise encumber all or any portion of the Leased Premises only if
        (i) prior written notice is delivered to the Tenant of such assignment, mortgage or encumbrance and (ii) the assignee/mortgagee/encumbrancer agrees that it will not disturb the use and occupancy by the Tenant of the Leased Premises so long as the Tenant is not in default under the terms of this Lease. Subject in each instance to receipt of such acknowledgment, the Lessee agrees to execute any documents which are required by the Landlord or the assignee/mortgagee/encumbrancer to confirm the subordination of the Tenant's rights with respect to the Leased Premises to the rights of such assignee/mortgagee/encumbrancer.

        10.  DAMAGE OR DESTRUCTION.  If during the Term of this Lease, the
             ---------------------
Leased Premises are destroyed by fire or other casualty so as to become partially or wholly untenantable, then the following shall apply:

             (a)  Minor Damage.  If the reasonably estimated cost to repair the
                  ------------
        damage or destruction is 25% or less of the total value of the Building and the site improvements on the Land and the proceeds of insurance are sufficient to fund that cost, then the Landlord shall with due diligence restore the Leased Premises to a condition at least equivalent to that prior to the occurrence of such damage or destruction.

             (b)  Major Damage.  If the reasonably estimated cost to repair the
                  ------------
        damage or destruction is greater than 25% of the total value of the Building and the site improvements on the Land, or if the proceeds of insurance are not sufficient to fund such costs, then the Landlord, at the Landlord's discretion, may (i) elect not to restore the Leased Premises and, in such event, terminate this Lease effective as of the date of such damage or destruction or (ii) elect to restore the Leased Premises to a condition at least equivalent to that existing prior to the occurrence of the damage or destruction.

If any dispute arises between the Landlord and the Tenant as to whether
Section 10(a) or Section 10(b) applies, then the determination of the percentage of damage or destruction shall be referred to and conclusively resolved by the insurance company which issued the hazard insurance procured by the Landlord pursuant to Section 3(b). If the Landlord elects to or is required to repair the Leased Premises, then the Landlord shall complete such repair and the Lessee shall be restored to full occupancy of the Leased Premises within one hundred twenty (120) days from the date of a date that settlement is reached with the Lessor's insurer regarding the proceeds to be paid to the Landlord to repair the damage or destruction; provided, however, if for any reason such full occupancy is not restored within such one hundred twenty day period, then the Tenant, by written notice to the Landlord, may terminate this Lease effective as of the date of such notice. During any period in which the occupancy of the Leased Premises is affected by damage or destruction, the Base Rent payable hereunder shall be reduced on a proportionate basis relative to the degree of untenantability.

        11.  WAIVER OF SUBROGATION.  Landlord and Tenant each waive any and all
             ---------------------
rights to recover against the other or against any other occupant of the Leased Premises, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of such other party or other occupant of the Leased Premises, for any loss or damage to such waiving party arising from any insurable cause. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Leased Premises or the contents of the Leased Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements.

        12.  CONDEMNATION.  If during the Term of this Lease, all or any portion
             ------------
of the Building is taken by or conveyed to any governmental authority by virtue of its power of eminent domain, then, unless otherwise agreed by the Landlord and the Tenant, this Lease shall automatically terminate effective as the date of such taking or conveyance. All damages awarded as a result of such taking or conveyance which are attributable to the ownership of the Leased Premises (including, without limitation, the Land, the Building and all improvements in the Building, including the improvements installed by the Tenant pursuant to
Section 8{b}) shall be the exclusive property of the Landlord. All damages awarded as compensation for any damage to the business of the Tenant, for the diminution in the value of the Tenant's rights under this Lease or for the diminution in the value of any trade fixtures or similar assets of the Tenant shall be the exclusive property of the Tenant.

        13.  QUIET ENJOYMENT.  Upon payment by the Tenant when due of the Base
             ---------------
Rent and Additional Rent and upon the observance and performance by Tenant of all covenants, terms and conditions in this Lease, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Term of this Lease without hindrance or interruption by Landlord or any other persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

        14.  ACCESS BY LANDLORD.  Landlord or Landlord's agents shall have the
             ------------------
right to enter the Leased Premises at all reasonable times to examine the same, and to show them to prospective purchasers or mortgagees of the Leased Premises, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Leased Premises that may be required therefor without the same constituting an eviction of Tenant. In the event that such access by the Landlord causes any interference with Tenant's use of the Leased Premises, then (unless such access was necessitated by Tenant's act, neglect, default or mode of operation), the

Tenant's obligations for the Base Rent and the Additional Rent shall be abated for so long as and to the extent that such interference continues.

        15.  NON-WAIVER.  Waiver of any one breach of the covenants or
             ----------
conditions of this Lease shall not be construed as a waiver of any subsequent breaches of same or another covenant or condition hereof, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.

        16.  BANKRUPTCY.  In the event the estate created hereby shall be taken
             ----------
in execution or by other process of law, or if Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy law, or if a receiver or trustee of the property of Tenant shall be appointed by reason of Tenant's insolvency or inability to pay its debts, or if any assignment shall be made of Tenant's property for the benefit of creditors, then and in any of such events, Landlord may terminate this Lease by written notice to Tenant; provided however, if the order of court creating any of such disabilities shall not be final by reason or pendency of such proceeding, or appeal from such order, then Landlord shall not have the right to terminate this Lease so long as Tenant performs its obligations hereunder.

        17.  LATE PAYMENT CHARGES/ATTORNEY'S FEES.  Any amount payable under
             ------------------------------------
this Lease which is not paid on or before its due date shall bear interest from its due date to the date of payment at the rate of 12% per annum. If either party incurs any attorney's fees or legal expenses as a consequence of the breach by the other party of any payment or other obligation under this Lease, then the breaching party shall be obligated to reimburse the other party on demand for such fees and expenses.

        18.  DEFAULT.
             -------

             (a)  Events of Default.  The following shall constitute events of
                  -----------------
        default by the Tenant under this Lease (the "Events of Default"):
        (i) the failure of the Tenant to pay any installment of the Base Rent, the Additional Rent or any other amount payable under this Lease within ten (10) days after its due date; or (ii) the breach by the Tenant of any other covenant or commitment under this Lease and the failure to remedy such breach within thirty (30) days after receipt of written notice from the Landlord identifying such breach and demanding remedial action.

             (b)  Remedial Rights.  Upon the occurrence of a Event of Default,
                  ---------------
        the Landlord, at its election, may affirm all obligations of the Tenant under this Lease and pursue all appropriate legal proceedings to enforce such obligations or may terminate this Lease and pursue all appropriate legal proceedings to recover damages resulting from such termination. In either event, to the extent permitted by applicable law, the Landlord may reenter and repossess the Leased Premises and remove all persons or property from the Leased Premises. If the Landlord elects to terminate this Lease, then the Landlord shall make such efforts as are required under applicable law to mitigate damages by reletting the

        Leased Premises, or any part thereof, under such terms and conditions as the Landlord in his sole discretion deems advisable. The proceeds from such subletting shall be applied first to reimburse the Landlord for all costs incurred in preparing the Leased Premises for reletting, second to all costs incurred by the Landlord (including leasing commissions) in implementing that reletting, third to the payment of all amounts then due under this Lease. Any residual proceeds shall be applied against the future payment obligations of the Tenant under this Lease. The Tenant shall be liable for any deficiencies. All rights and remedies accorded to the Landlord hereunder shall be cumulative and shall be in addition to any and all other rights or remedies permitted under applicable law.

        19.  NOTICES.  Any notice permitted or required under this Lease shall
             -------
be in writing and shall be deemed delivered as follows: If by personal delivery, on the date of personal delivery to the addressee; if by courier delivery, on the date of confirmed delivery to the address of the addressee as set forth in the preamble to this Lease; if by mail, on the third business day following the date of deposit with the U.S. Postal Service, postage prepaid, to the address of the addressee as set forth in the preamble to this Lease; if by facsimile transmission, on the next business day following the date of confirmed transmission to the facsimile number of the addressee as set forth below the addressee's signature. Either party, by notice delivered to the other party in the manner prescribed above, may change its address or facsimile number for purposes of future notices.

        20.  APPLICABLE LAW.  This Lease is made under and shall be interpreted
             --------------
in accordance with the laws of the State of Michigan.

        21.  ENTIRE AGREEMENT.  This ten (10) page document constitutes the
             ----------------
entire agreement between the Landlord and the Tenant with respect to the Tenant's use and occupancy of the Leased Premises. All prior agreements between the Landlord and the Tenant with respect to the Leased Premises, whether written or oral, shall be of no further force or effect. The terms of this Lease shall not be amended and this Lease shall not be cancelled unless by a document which is in writing and signed by both the Landlord and the Tenant.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                        LANDLORD:

                                        /s/ Donald J. Devine
                                        ---------------------------------------
                                        Donald J. Devine, Trustee
                                        FAX 313/677-3500

                                        TENANT:

                                        VIEW ENGINEERING, INC.

                                        By /s/ Tom Swain
                                          -------------------------------------
                                          Tom Swain, President

                                        By /s/ Arnold Teter
                                          -------------------------------------
                                          Arnold Teter, Vice President, Finance

                                        Fax 805/578-5250

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